UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 18, 2006
Capital Senior Living Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809

(Commission File Number)	(IRS Employer Identification No.)

14160 Dallas Parkway Suite 300 Dallas Texas	75254

(Address of Principal Executive Offices)	(Zip Code)
(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.
          On May 18, 2006, Capital Senior Living Corporation (the “Company”) announced that a newly-formed joint venture had entered into an agreement to acquire three senior housing communities from a third party for approximately $38.2 million. The joint venture is owned 15% by the Company and 85% by an institutional investor. Under the joint venture agreement, the Company will be entitled to earn management fees, a return on its minority interest and may receive additional incentive distributions. The three senior housing communities, located in the metropolitan Indianapolis, Indiana area, comprise 300 units of seniors housing, including 198 units of assisted living and 102 units of memory care and will increase the Company’s total living capacity by approximately 350. The acquisition by the newly-formed joint venture is expected to occur upon lender approval, required regulatory approvals and other customary closing conditions.
          A copy of the press release is filed as Exhibit 99.1 to this current report on Form 8-K.
          This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.
          Attached hereto as Exhibit 99.2 is an updated slideshow presentation of Capital Senior Living Corporation (the “Company).
          By filing this Current Report on Form 8-K, the Company does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. The Company assumes no obligation to update or supplement forward-looking statements in this slideshow that become untrue because of new information, subsequent events or otherwise.
Item 9.01 Financial Statements and Exhibits.
          (a)      Not applicable.
          (b)      Not applicable.
          (c)      Exhibits.
          The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 7.01:
99.1      Press Release dated My 18, 2006
99.2      Capital Senior Living Corporation updated slideshow presentation

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2006	Capital Senior Living Corporation
	By:	/s/ Ralph A. Beattie
		Name:	Ralph A. Beattie
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
          The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 7.01:
99.1      Press Release dated May 18, 2006
99.2      Capital Senior Living Corporation updated slideshow presentation